CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

[CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR2]

$[688,000,000]

(Approximate)

Expected Investor Settlement Date:  January [31], 2003

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Cendant Mortgage Corporation

Servicer

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

[Credit Suisse First Boston Mortgage Securities Corp.]

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating1	Original Balance (+/-5%)	Initial Coupon	Appx. $ Price	Avg. Life2	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin3	W.A. MTR
I-A-1	Senior/WAC/PT	AAA/Aaa	$[000,000,000121,000,000]	[4.5709]% 4	[101-14+]	[1.82]	[153]	Swaps	25	[2.01]	[32]
AR	Senior/Residual	AAA/NR	$[100]	[4.5709]% 5	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/WAC/PT	AAA/Aaa	$[175,200,000000,000,000]	[4.9341]% 6	[101-17]	[2.50]	[175]	Swaps	25	[1.99]	[57]
III-A-1	Senior/WAC/PT	AAA/Aaa	$[118,400,000]	[5.2266]% 7	[101-17]	[2.92]	[192]	Swaps	25	[1.86]	[82]
IV-A-1	Senior/WAC/PT	AAA/Aaa	$[19,000,000]	[5.4740]%8	[101-11]	[3.20]	[215]	Swaps	25	[1.72]	[117]
V-A-1	Senior/Floater	AAA/Aaa	$[TBA]	[TBA]%9	[100-00]	[TBA]	[ TBA]	1 Mo.LIB	25	[TBA]	[TBA]
C-B-1	Subordinate/WAC	AA/[Aa3]	$[5,100,000]	[4.9357]%10	[99-24]	[4.24]	[210]	Treas.Curve	25	[1.94]	[59]
C-B-2	Subordinate/WAC	A/[A3]	$[3,500,000]	[4.9357]%10	[98-26]	[4.24]	[235]	Treas.Curve	25	[1.94]	[59]
C-B-3	Subordinate/WAC	BBB/[Baa3]	$[2,200,000]	[4.9357]%10	[97-05]	[4.24]	[280]	Treas.Curve	25	[1.94]	[59]
V-M-1	Subordinate/Floater	AA/Aa2	$[TBA]	[TBA]%11	[100-00]	[TBA]	[TBA]	1 Mo.LIB	25	[TBA]	[TBA]
V-M-2	Subordinate/Floater	A/A2	$[TBA]	[TBA]%12	[100-00]	[TBA]	[TBA]	1 Mo.LIB	25	[TBA]	[TBA]

Information is PRELIMINARY and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

______________________________

1

The Group I, Group II, Group III, Group IV, Group V, Group IV and Group V Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class V-X Certificates will be rated.

2

The weighted average life to respective weighted average reset dates is shown with respect to the Group I, Group II, Group III, Group IV and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group V Certificates.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.5709]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

5

The initial pass-through rate on the Class AR Certificates is expected to be approximately [4.5709]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [4.9341]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less the sum of (i) the per annum pass-through rate on the Class II-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [5.2266]% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less (i) the per annum pass-through rate on the Class III-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

8

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [5.474]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

9

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBA]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans, the Class V-A-1 certificate margin will increase to [TBA]%.

10 The initial pass-through rate on the Group C-B Certificates is expected to be approximately [4.9357]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III and group IV mortgage loans (in each case, less 0.02%) mortgage loans (30/360 accrual basis, 24 day delay).

11

The initial pass-through rate on the Class V-M-1 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBA]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans the Class V-M-1 certificate margin will increase to [TBA]%.

12 The initial pass-through rate on the Class V-M-2 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-M-2   Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBA]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans the Class V-M-2 certificate margin will increase to [TBA]%.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating1	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin2	W.A. MTR
C-B-4	Subordinate/WAC	BB/[Ba3]	$[447,000]	[4.9357]% 3	N/A	N/A	N/A	N/A	25	N/A	N/A
C-B-5	Subordinate/WAC	B/[B3]	$[895,000]	[4.9357]% 3	N/A	N/A	N/A	N/A	25	N/A	N/A
C-B-6	Subordinate/WAC	NR/NR	$[897,000]	[4.9357]% 3	N/A	N/A	N/A	N/A	25	N/A	N/A
V-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1

The Group C-B Certificates (other than the Class C-B-6 Certificates) may be rated only by one or both rating agencies. Neither the Class C-B-6 Certificates nor the Class V-X Certificates will be rated.

2

Based on weighted average information on the assumed collateral as of the Cut-off Date.

3

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [4.9357]%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II, group III and group IV (in each case, less 0.02%) mortgage loans (in each case, less 0.02%).

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE JANUARY 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[5.289]%	Average Loan Balance	$[443,196.36]
WA Net WAC	[4.591]%	Maximum Loan Balance	$[1,000,000.00]
WA Gross Margin	[2.726]%	California Concentration	[30.36]%
WA Net Margin	[2.028]%	WA Original LTV	[69.41]%
Index: 1 Year LIBOR	[10.4]%	WA Credit Score	[730]
6 Month LIBOR	[4.8]%
1 Year CMT	[84.8]%
WA Months to Reset	[32]	Full Doc	[84.3]%
WAM	[355]	Reduced Doc	[1.9]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[5.547]%	Average Loan Balance	$[418,546.21]
WA Net WAC	[4.954]%	Maximum Loan Balance	$[1,560,000.00]
WA Gross Margin	[2.603]%	California Concentration	[43.58]%
WA Net Margin	[2.010]%	WA Original LTV	[67.21]%
Index: 1 Year CMT	[54.7]%	WA Credit Score	[740]
6 Month LIBOR	[5.5]%
1 Year LIBOR	[39.8]%
WA Months to Reset	[57]	Full Doc	[78.3]%
WAM	[357]	Reduced Doc	[4.1]%

LOAN GROUP III COLLATERAL DETAILS
WAC	[5.626]%	Average Loan Balance	$[436,780.09]
WA Net WAC	[5.247]%	Maximum Loan Balance	$[1,373,500.00]
WA Gross Margin	[2.260]%	California Concentration	[26.53]%
WA Net Margin	[1.880]%	WA Original LTV	[64.89]%
Index: 1 Year CMT	[21.1]%	WA Credit Score	[742]
6 Month LIBOR	[72.6]%
1 Year LIBOR	[6.4]%
WA Months to Reset	[82]	Full Doc	[60.3]%
WAM	[358]	Reduced Doc	[28.0]%

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE JANUARY 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP IV COLLATERAL DETAILS
WAC	[5.874]%	Average Loan Balance	$[389,689.78]
WA Net WAC	[5.494]%	Maximum Loan Balance	$[823,000.00]
WA Gross Margin	[2.119]%	California Concentration	[15.03]%
WA Net Margin	[1.739]%	WA Original LTV	[66.46]%
Index:		WA Credit Score	[744]
6 Month LIBOR	[84.2]%
1 Year CMT	[15.8]%
WA Months to Reset	[117]	Full Doc	[44.1]%
WAM	[357]	Reduced Doc	[22.2]%

AGGREGATE LOAN GROUPS I-IV COLLATERAL DETAILS
WAC	[5.511]%	Average Loan Balance	$[428,716.47]
WA Net WAC	[4.956]%	Maximum Loan Balance	$[1,560,000.00]
WA Gross Margin	[2.523]%	California Concentration	[33.98]%
WA Net Margin	[1.968]%	WA Original LTV	[67.16]%
Index: 1 Year CMT	[52.3]%	WA Credit Score	[738]
6 Month LIBOR	[27.1]%
1 Year LIBOR	[20.7]%
WA Months to Reset	[59]	Full Doc	[73.6]%
WAM	[357]	Reduced Doc	[10.8]%

LOAN GROUP V COLLATERAL DETAILS
WAC	[N/A]%	Average Loan Balance	$[N/A]
WA Net WAC	[N/A]%	Maximum Loan Balance	$[N/A]
WA Gross Margin	[N/A]%	California Concentration	[N/A]%
WA Net Margin	[N/A]%	WA Original LTV	[N/A]%
Index: 6 Month LIBOR	[N/A]%	WA Credit Score	[N/A]
1 Year CMT	[N/A]%
WA Months to Reset	[N/A]	Full Doc	[N/A]%
WAM	[N/A]	Reduced Doc	[N/A]%

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

III.

NET FUNDS CAP

Group V Net Funds Cap:

The annual pass-through rate on each Class of the Group V Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group V mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group V Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group V Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class V-X Certificates.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

IV.

CREDIT ENHANCEMENT (Groups I-IV)

Subordination:

The Group I, Group II, Group III, and Group IV Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II, III, and IV mortgage loans prior to the Group I, Group II, Group III, and Group IV Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II, III, and IV, will initially equal [2.95]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [1.80]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.00]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [0.50]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II, III and IV mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II, Group III, and Group IV Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan groups I, II, III, and IV mortgage loans may be used to pay principal or interest, or both, to Senior Certificates (other than the Group V Certificates) unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, and IV; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, or Group IV Certificates for these types of losses.

Note:

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, and IV will equal the aggregate principal balance of the Groups I, II, III, IV and C-B Certificates.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

IV.

CREDIT ENHANCEMENT (Group V)

Overcollateralization:

The group V mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group V Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group V Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group V mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group V mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group V mortgage loans.

Subordination:

The Class V-A-1 Certificates will have a payment priority over the Group V Subordinate Certificates.  Each class of Group V Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group V mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group V Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group V Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I, group II, group III and group IV mortgage loans will be allocated to Group V available funds increasing available excess interest.  These interest payments will be added to the Group V available funds concurrently with interest distributions being made on the Group I, II, III and IV Certificates.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR2.
Depositor:	[[Credit Suisse First Boston Mortgage Securities Corp.]]
Sellers:	DLJ Mortgage Capital, Inc.; Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); Cendant Mortgage Corporation; WMMSC.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	January 1, 2003.
Pricing Date:	On or about January [TBA], 2003.
Closing Date:	On or about January [29], 2003.
Inv. Settlement Date:	On or about January [31], 2003.
Offered Certificates:

Class I-A-1 and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 Certificates (the “Group II Certificates”);

Class III-A-1 Certificates (the “Group III Certificates”);

Class IV-A-1 Certificates (the “Group IV Certificates”);

Class V-A-1 Certificates (the “Group V Senior Certificates”);

Class V-M-1 and Class V-M-2 Certificates (the “Group V Subordinate Certificates”, and together with the Group V Senior Certificates and the Class V-X Certificates, the “Group V Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, and Group V Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group V Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class V-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in February 2003.
Accrual Periods:

For any distribution date, the Offered Certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group V Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Delay Days:	24 days, except for the Group V Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, group III and group IV mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II, group III and group IV mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, Group IV and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group V mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group V mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group V Certificates.

Pricing Speeds:	For all Offered Certificates: 25% CPR.
Certificate Ratings:

The Offered Certificates are expected to be rated by Moody’s Investors Service Inc. (“Moody’s”) and/or Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by one or both of Moody’s and S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[TBA] and consists of approximately [TBA] adjustable rate mortgage loans (with an initial fixed rate period of generally [TBA] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of five groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 2 years, and 3 years; Group II is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group III is generally comprised of mortgage loans with an initial fixed rate period of 7 years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of 10 years.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

NOTE:  Information contained herein reflects the January 1, 2003 Cut-off Date scheduled balances.Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV and V will equal the aggregate principal balance of the Groups I, II, III, IV, V and C-B Certificates.

	Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
	Group I	[298]	$[132,072,514]
	Group II	[454]	$[190,019,979]
	Group III	[294]	$[128,413,345]
	Group IV	[53]	$[20,653,558]
	Group V	[TBA]	$[TBA]

Approximately [5.93]%, [18.33]%, [70.40]%, [84.17]% and [TBA]% of the groups I, II, III, IV and V mortgage loans respectively require only payments of interest during the initial fixed period.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class V-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Priority of Distributions (Groups I – IV):	Distributions will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I-IV)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - IV):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group IV Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Distributions of Principal (Group V):

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class V-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class V-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group V)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class V-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class V-M-1 Certificates, the Class V-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class V-M-2 Certificates, the Class V-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group V)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Distribution of Monthly Excess Cashflow (Group V):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group V Certificates equals the Aggregate Loan Balance of the group V mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group V Certificates, in the following order of priority:

(a)

to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class V-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class V-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group V)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class V-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class V-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class V-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class V-M-1 Certificates, any Carryforward Interest for such class;

(6)    to the Class V-M-1 Certificates, any Deferred Amount for such class;

(7)    to the Class V-M-2 Certificates, any Carryforward Interest for such class;

(8)    to the Class V-M-2 Certificates, any Deferred Amount for such class;

(9)  to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

(10) to the Class V-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(11) to the Class AR Certificates, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class AR Certificates under this clause (11).

VI.

COLLATERAL DETAILS

NOTE:  Preliminary Information contained herein reflects the January 1, 2003 cut-off date scheduled balances.

Collateral information contained herein is preliminary and indicative.  On the closing date, the aggregate principal balance of the mortgage loans in loan groups i, ii, iii and iv will equal the aggregate principal balance of the groups i, ii, iii, iv and c-b certificates.

	Group 1	Group 2	Group 3	Group 4	Group 1-4
No of Loans	298	454	294	53	1099
Total Scheduled Balance	132,072,514.52	190,019,979.61	128,413,345.85	20,653,558.31	471,159,398.29
Avg Scheduled Balance	443,196.36	418,546.21	436,780.09	389,689.78	428,716.47
Minimum Scheduled Balance	108,850.00	60,000.00	42,413.27	56,332.00	42,413.27
Maximum Scheduled Balance	1,000,000.00	1,560,000.00	1,373,500.00	823,000.00	1,560,000.00
WAC	5.289	5.547	5.626	5.874	5.511
WA/Net/Rate	4.591	4.954	5.247	5.494	4.956
WA/Gross/Margin	2.726	2.603	2.260	2.119	2.523
WAM	355	357	358	357	357
WA. Original Term	360	360	360	360	360
Months To Roll	32	57	82	117	59
Season	4	3	2	3	3
Wgt Avg LTV	69.41	67.21	64.89	66.46	67.16
FICO	730	740	742	744	738
First Rate Cap	2.204	5.228	5.021	5.032	4.315
Periodic Rate Cap	1.984	1.945	1.362	1.298	1.769
Wgt. AVG. Maximum Rate	11.260	11.078	10.674	10.898	11.011

Index Type	% G1	% G2	% G3	% G4	% G1-4
Treasury - 1 Year	84.79	54.7	21.05	15.83	52.26
LIBOR - 6 Month	4.83	5.52	72.57	84.17	27.05
LIBOR - 1 Year	10.37	39.78	6.38	0.00	20.69
Total:	100.00	100.00	100.00	100.00	100.00

Months to Next Rate Adj.	% G1	% G2	% G3	% G4	% G1-4
19 - 21	0.23	0.00	0.00	0.00	0.07
22 - 24	3.99	0.00	0.00	0.00	1.12
25 - 27	4.49	0.00	0.00	0.00	1.26
28 - 30	17.35	0.00	0.00	0.00	4.86
31 - 33	45.88	0.00	0.00	0.00	12.86
34 - 36	27.41	0.00	0.00	0.00	7.68
46 - 48	0.64	1.17	0.00	0.00	0.65
49 - 51	0.00	7.85	0.00	0.00	3.16
52 - 54	0.00	6.05	0.00	0.00	2.44
55 - 57	0.00	20.21	0.00	0.00	8.15
58 - 60	0.00	64.73	0.00	0.00	26.11
73 - 75	0.00	0.00	0.55	0.00	0.15
76 - 78	0.00	0.00	0.25	0.00	0.07
79 - 81	0.00	0.00	24.14	0.00	6.58
82 - 84	0.00	0.00	75.06	0.00	20.46
103 - 105	0.00	0.00	0.00	1.94	0.08
106 - 108	0.00	0.00	0.00	0.86	0.04
115 - 117	0.00	0.00	0.00	32.68	1.43
118 - 120	0.00	0.00	0.00	64.52	2.83
Total:	100.00	100.00	100.00	100.00	100.00

Mortgage Rates (%)	% G1	% G2	% G3	% G4	% G1-4
3.001 - 3.250	0.30	0.00	0.00	0.00	0.08
3.501 - 3.750	0.25	0.00	0.00	0.00	0.07
4.001 - 4.250	0.29	0.00	0.00	0.00	0.08
4.251 - 4.500	0.00	0.26	1.01	0.00	0.38
4.501 - 4.750	8.96	0.45	0.75	0.00	2.90
4.751 - 5.000	14.11	5.49	0.68	0.00	6.36
5.001 - 5.250	27.73	21.93	7.23	0.44	18.61
5.251 - 5.500	21.48	28.81	27.03	4.60	25.21
5.501 - 5.750	26.88	21.88	39.94	38.82	28.94
5.751 - 6.000	0.00	11.95	16.79	34.55	10.91
6.001 - 6.250	0.00	9.23	5.55	18.15	6.03
6.251 - 6.500	0.00	0.00	1.01	0.86	0.31
6.751 - 7.000	0.00	0.00	0.00	0.65	0.03
7.001 - 7.250	0.00	0.00	0.00	1.94	0.08
Total:	100.00	100.00	100.00	100.00	100.00

Gross Margin	% G1	% G2	% G3	% G4	% G1-4
1.751 - 2.000	0.00	0.21	61.50	84.17	20.54
2.001 - 2.250	14.27	42.54	6.07	0.00	22.81
2.251 - 2.500	0.26	0.00	0.00	0.00	0.07
2.501 - 2.750	68.17	42.16	31.54	15.83	45.40
2.751 - 3.000	15.67	8.42	0.89	0.00	8.03
3.001 - 3.250	1.09	3.51	0.00	0.00	1.72
3.251 - 3.500	0.52	2.78	0.00	0.00	1.27
4.751 - 5.000	0.00	0.38	0.00	0.00	0.15
Total:	100.00	100.00	100.00	100.00	100.00

Ceiling Rate (%)	% G1	% G2	% G3	% G4	% G1-4
9.001 - 9.250	0.30	0.00	0.00	0.00	0.08
9.251 - 9.500	0.00	0.26	1.01	0.00	0.38
9.501 - 9.750	0.25	0.45	0.75	0.00	0.46
9.751 - 10.000	0.26	3.97	0.68	0.00	1.86
10.001 - 10.250	0.29	16.46	7.23	0.44	8.71
10.251 - 10.500	1.77	17.90	26.64	4.60	15.18
10.501 - 10.750	9.75	3.19	38.41	38.82	16.19
10.751 - 11.000	13.85	4.03	15.61	36.24	11.35
11.001 - 11.250	27.73	7.67	5.30	16.46	13.03
11.251 - 11.500	19.71	10.90	0.86	0.00	10.16
11.501 - 11.750	26.08	18.69	1.09	0.00	15.15
11.751 - 12.000	0.00	9.44	1.18	0.65	4.16
12.001 - 12.250	0.00	7.04	0.25	0.00	2.91
12.751 - 13.000	0.00	0.00	0.98	0.86	0.30
13.001 - 13.250	0.00	0.00	0.00	1.94	0.08
Total:	100.00	100.00	100.00	100.00	100.00

Scheduled Loan Balance	% G1	% G2	% G3	% G4	% G1-4
0.01 - 100,000.00	0.00	0.50	0.53	1.00	0.39
100,000.01 - 200,000.00	1.13	2.86	2.94	4.64	2.48
200,000.01 - 300,000.00	2.05	4.32	4.56	0.00	3.56
300,000.01 - 400,000.00	29.00	26.47	25.67	39.06	27.51
400,000.01 - 500,000.00	29.91	31.29	20.08	21.68	27.43
500,000.01 - 600,000.00	18.25	16.25	19.03	18.84	17.68
600,000.01 - 700,000.00	12.08	7.97	8.09	3.10	8.94
700,000.01 - 800,000.00	3.40	4.34	7.02	3.78	4.79
800,000.01 - 900,000.00	1.95	1.34	4.59	7.91	2.68
900,000.01 - 1,000,000.00	2.23	2.63	5.45	0.00	3.17
1,100,000.01 - 1,200,000.00	0.00	1.21	0.00	0.00	0.49
1,200,000.01 >=	0.00	0.82	2.03	0.00	0.88
Total:	100.00	100.00	100.00	100.00	100.00

State	% G1	% G2	% G3	% G4	% G1-4
Alabama	0.27	0.00	0.00	0.00	0.08
Arizona	3.13	1.82	1.46	1.47	2.07
Arkansas	0.00	0.11	0.36	0.00	0.14
California	30.36	43.58	26.53	15.03	33.98
Colorado	6.51	12.29	2.44	3.43	7.60
Connecticut	0.76	0.79	5.56	10.52	2.51
Delaware	0.00	0.00	0.19	0.00	0.05
District of Columbia	0.00	1.28	2.33	0.00	1.15
Florida	4.47	1.30	5.55	5.45	3.53
Georgia	0.89	0.49	3.08	4.49	1.48
Hawaii	0.00	0.00	0.96	0.00	0.26
Illinois	12.16	11.09	4.16	3.93	9.19
Indiana	1.14	0.19	0.08	0.00	0.42
Kansas	0.34	0.00	0.91	0.00	0.34
Kentucky	0.24	0.00	0.00	1.64	0.14
Louisiana	0.00	0.00	0.26	0.00	0.07
Maine	0.00	0.77	0.28	0.00	0.39
Maryland	1.47	0.90	3.17	4.90	1.85
Massachusetts	6.33	8.29	5.02	3.46	6.64
Michigan	8.48	4.71	1.15	4.74	4.80
Minnesota	0.22	0.97	1.35	3.70	0.98
Missouri	0.71	0.05	0.82	0.00	0.44
Montana	0.00	0.00	0.39	0.00	0.11
Nebraska	0.00	0.00	0.00	1.47	0.06
Nevada	1.17	0.46	2.10	0.00	1.09
New Hampshire	0.35	0.00	1.04	0.00	0.38
New Jersey	1.52	2.53	6.38	3.75	3.35
New Mexico	0.00	0.20	0.19	0.00	0.13
New York	2.68	0.00	4.86	6.09	2.34
North Carolina	8.52	1.85	3.68	4.78	4.34
Ohio	0.86	0.34	0.65	3.21	0.70
Oklahoma	0.00	0.00	0.41	0.00	0.11
Oregon	0.08	0.80	1.49	0.00	0.75
Pennsylvania	0.45	0.00	1.45	8.91	0.91
Rhode Island	0.00	0.20	0.00	0.00	0.08
South Carolina	0.00	0.04	0.11	2.13	0.14
Tennessee	0.26	0.00	0.00	0.28	0.09
Texas	0.94	0.34	2.70	5.11	1.36
Utah	0.00	0.14	0.42	0.00	0.17
Virginia	1.08	1.53	5.73	1.50	2.55
Washington	2.92	2.17	1.81	0.00	2.19
Wisconsin	1.68	0.49	0.39	0.00	0.78
Wyoming	0.00	0.30	0.55	0.00	0.27
Total:	100.00	100.00	100.00	100.00	100.00

FICO	% G1	% G2	% G3	% G4	% G1-4
N/A	0.00	0.48	0.00	0.00	0.19
101 - 550	0.10	0.00	0.00	0.00	0.03
580 - 619	0.00	0.00	1.34	3.10	0.50
620 - 659	4.96	1.26	3.83	3.96	3.11
660 - 699	18.13	17.37	12.70	14.97	16.21
700 - 729	26.71	18.58	17.69	8.02	20.15
730 >=	50.11	62.31	64.44	69.95	59.80
Total:	100.00	100.00	100.00	100.00	100.00

Property Type	% G1	% G2	% G3	% G4	% G1-4
Single Family Residence	58.81	73.96	11.73	0.00	49.51
Single Family Attached	0.00	0.00	0.69	0.00	0.19
Single Family Detached	3.62	6.25	59.16	85.90	23.42
Condo	11.85	7.18	5.31	5.33	7.90
Condo - Low Rise <5 floors	0.44	0.00	0.00	0.00	0.12
2-4 Family	0.81	1.12	0.00	0.00	0.68
Co-op	0.00	0.00	2.01	0.00	0.55
PUD	24.47	11.49	21.11	8.77	17.63
Total:	100.00	100.00	100.00	100.00	100.00

Occupancy Status	% G1	% G2	% G3	% G4	% G1-4
Primary	95.48	96.84	94.80	97.39	95.93
Second Home	4.52	2.93	4.50	2.06	3.77
Investment	0.00	0.23	0.70	0.55	0.31
Total:	100.00	100.00	100.00	100.00	100.00

Purpose	% G1	% G2	% G3	% G4	% G1-4
Purchase	27.52	18.44	25.83	19.45	23.04
Refinance - Rate Term	52.70	59.26	49.74	59.74	54.85
Refinance - Cashout	19.79	22.10	24.44	20.81	22.03
Construction	0.00	0.20	0.00	0.00	0.08
Total:	100.00	100.00	100.00	100.00	100.00

Original LTV Ratio	% G1	% G2	% G3	% G4	% G1-4
<= 50.00	9.73	12.28	17.80	6.79	12.83
50.01 - 55.00	5.92	7.75	4.80	13.03	6.67
55.01 - 60.00	6.90	7.10	4.72	8.72	6.47
60.01 - 65.00	4.82	10.09	11.77	15.32	9.30
65.01 - 70.00	14.25	12.52	19.91	17.92	15.26
70.01 - 75.00	17.47	19.02	14.67	12.70	17.12
75.01 - 80.00	37.07	29.11	24.27	24.87	29.84
80.01 - 85.00	0.87	0.34	0.81	0.00	0.60
85.01 - 90.00	1.85	0.60	0.61	0.65	0.95
90.01 - 95.00	1.11	1.20	0.64	0.00	0.97
Total:	100.00	100.00	100.00	100.00	100.00

Documentation Type	% G1	% G2	% G3	% G4	% G1-4
ALT DOC	10.81	9.11	11.72	33.63	11.37
FULL DOC	84.29	78.32	60.26	44.14	73.57
NO DOC	0.11	0.39	0.00	0.00	0.19
NO RATIO	0.00	0.43	0.00	0.00	0.18
REDUCED DOC	1.92	4.13	28.02	22.23	10.82
STATED INCOME/STATED ASSETS	2.87	7.61	0.00	0.00	3.87
Total:	100.00	100.00	100.00	100.00	100.00

Original Term	% G1	% G2	% G3	% G4	% G1-4
181 - 300	0.27	0.00	0.00	0.00	0.08
301 - 360	99.73	100.00	100.00	100.00	99.92
Total:	100.00	100.00	100.00	100.00	100.00

Stated Remaining Term	% G1	% G2	% G3	% G4	% G1-4
181 - 240	0.27	0.00	0.00	0.00	0.08
321 - 360	99.73	100.00	100.00	100.00	99.92
Total:	100.00	100.00	100.00	100.00	100.00

Seasoning (Months)	% G1	% G2	% G3	% G4	% G1-4
1-5	74.55	84.94	99.20	97.21	86.45
6-10	21.11	12.92	0.25	0.00	11.20
11-15	4.34	2.14	0.55	0.86	2.27
16 - 20	0.00	0.00	0.00	1.94	0.08
Total:	100.00	100.00	100.00	100.00	100.00

CSFB 2003-AR2 CLASS [I-A-1]

Balance	CONTACT DESK	Delay	24	WAC(1)	5.288627805
Coupon*	4.5709	Dated	1/1/2003	NET(1)	4.590895
Settle	1/31/2003	First Payment	2/25/2003	WAM(1)	355

*PAYS GROUP NET WAC LESS [0.02%].  - APPROX. NET RESET MARGIN OF [2.01%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

RUN TO BALLOON IN MONTH 32 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-06+	3.863	3.759	3.736	3.698	3.630	3.468	3.260	2.985	2.597	1.986
101-07+	3.849	3.743	3.719	3.680	3.611	3.445	3.233	2.952	2.557	1.934
101-08+	3.834	3.726	3.701	3.662	3.591	3.422	3.206	2.919	2.516	1.881
101-09+	3.820	3.709	3.684	3.644	3.572	3.399	3.179	2.886	2.476	1.828
101-10+	3.805	3.693	3.667	3.626	3.552	3.376	3.152	2.854	2.435	1.775
101-11+	3.791	3.676	3.650	3.608	3.533	3.354	3.125	2.821	2.395	1.722
101-12+	3.776	3.659	3.632	3.590	3.513	3.331	3.098	2.789	2.354	1.669
101-13+	3.762	3.642	3.615	3.572	3.494	3.308	3.071	2.756	2.314	1.617
101-14+	3.747	3.626	3.598	3.554	3.475	3.285	3.044	2.723	2.273	1.564
101-15+	3.733	3.609	3.581	3.536	3.455	3.263	3.017	2.691	2.233	1.511
101-16+	3.718	3.592	3.564	3.518	3.436	3.240	2.990	2.658	2.192	1.459
101-17+	3.704	3.576	3.547	3.500	3.416	3.217	2.963	2.626	2.152	1.406
101-18+	3.689	3.559	3.529	3.482	3.397	3.195	2.936	2.593	2.112	1.354
101-19+	3.675	3.542	3.512	3.464	3.378	3.172	2.909	2.561	2.072	1.301
101-20+	3.660	3.526	3.495	3.447	3.358	3.149	2.883	2.528	2.031	1.249
101-21+	3.646	3.509	3.478	3.429	3.339	3.127	2.856	2.496	1.991	1.197
101-22+	3.631	3.492	3.461	3.411	3.320	3.104	2.829	2.464	1.951	1.144

Spread @ Center Price**	147.1	151.9	152.5	153.1	153.2	149.1	138.5	118.1	78.7	13.1
WAL	2.27	1.96	1.9	1.82	1.68	1.42	1.19	0.98	0.78	0.59
Mod Durn	2.12	1.84	1.79	1.71	1.58	1.35	1.14	0.94	0.76	0.58
Principal Window	Feb03 - Sep05	Feb03 - Sep05	Feb03 - Sep05	Feb03 - Sep05	Feb03 - Sep05	Feb03 - Sep05	Feb03 - Sep05	Feb03 - Sep05	Feb03 - Jul05	Feb03 - Dec04
Accrued Interest	122,058.14	122,058.14	122,058.14	122,058.14	122,058.14	122,058.14	122,058.14	122,058.14	122,058.14	122,058.14

LIBOR_6MO	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406
LIBOR_1YR	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549
CMT_1YR	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 1.434 1.823 3.045 4.069 4.979

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.389 1.406 1.549 1.839 2.128 2.675 3.113 3.478

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB 2003-AR2 CLASS [II-A-1]

Balance	CONTACT DESK	Delay	24	WAC(2)	5.547169137
Coupon*	4.9341	Dated	1/1/2003	NET(2)	4.954102
Settle	1/31/2003	First Payment	2/25/2003	WAM(2)	357

*PAYS GROUP NET WAC LESS [0..02%].  – APPROX. NET RESET MARGIN OF [1.99%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

RUN TO BALLOON IN MONTH 57 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-09	4.462	4.335	4.305	4.259	4.172	3.964	3.689	3.306	2.832	2.175
101-10	4.452	4.323	4.293	4.245	4.157	3.945	3.664	3.274	2.791	2.123
101-11	4.442	4.311	4.280	4.232	4.142	3.926	3.640	3.243	2.751	2.070
101-12	4.433	4.298	4.268	4.218	4.127	3.907	3.615	3.211	2.710	2.017
101-13	4.423	4.286	4.255	4.205	4.112	3.888	3.591	3.179	2.670	1.964
101-14	4.414	4.274	4.242	4.191	4.096	3.869	3.567	3.148	2.629	1.911
101-15	4.404	4.262	4.230	4.177	4.081	3.849	3.542	3.116	2.589	1.859
101-16	4.395	4.250	4.217	4.164	4.066	3.830	3.518	3.085	2.548	1.806
101-17	4.385	4.238	4.205	4.150	4.051	3.811	3.493	3.053	2.508	1.753
101-18	4.375	4.226	4.192	4.137	4.036	3.792	3.469	3.021	2.467	1.701
101-19	4.366	4.214	4.179	4.124	4.021	3.773	3.445	2.990	2.427	1.648
101-20	4.356	4.202	4.167	4.110	4.005	3.754	3.420	2.958	2.387	1.596
101-21	4.347	4.190	4.154	4.097	3.990	3.735	3.396	2.927	2.346	1.543
101-22	4.337	4.178	4.142	4.083	3.975	3.716	3.372	2.896	2.306	1.491
101-23	4.328	4.166	4.129	4.070	3.960	3.697	3.347	2.864	2.266	1.438
101-24	4.318	4.154	4.117	4.056	3.945	3.678	3.323	2.833	2.226	1.386
101-25	4.309	4.142	4.104	4.043	3.930	3.659	3.299	2.801	2.185	1.334

Spread @ Center Price**	144	165.6	169.6	174.7	180.6	184	175.1	149.6	102.1	32
WAL	3.62	2.83	2.7	2.5	2.21	1.73	1.33	1.01	0.78	0.59
Mod Durn	3.21	2.55	2.44	2.27	2.02	1.6	1.26	0.97	0.76	0.58
Principal Window	Feb03 - Oct07	Feb03 - Oct07	Feb03 - Oct07	Feb03 - Oct07	Feb03 - Oct07	Feb03 - Oct07	Feb03 - May07	Feb03 - Apr06	Feb03 - Jul05	Feb03 - Dec04
Accrued Interest	189,566.14	189,566.14	189,566.14	189,566.14	189,566.14	189,566.14	189,566.14	189,566.14	189,566.14	189,566.14

LIBOR_6MO	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406
LIBOR_1YR	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549
CMT_1YR	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 1.434 1.823 3.045 4.069 4.979

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.389 1.406 1.549 1.839 2.128 2.675 3.113 3.478

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB 2003-AR2 CLASS [III-A-1]

Balance	CONTACT DESK	Delay	24	WAC(3)	5.626327438
Coupon*	5.2266	Dated	1/1/2003	NET(3)	5.246647
Settle	1/31/2003	First Payment	2/25/2003	WAM(3)	358

*PAYS GROUP NET WAC LESS [0.02%].  - APPROX. NET RESET MARGIN OF [1.86%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

RUN TO BALLOON IN MONTH 82 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-09	4.873	4.730	4.696	4.643	4.544	4.293	3.977	3.588	3.107	2.441
101-10	4.866	4.719	4.685	4.631	4.531	4.275	3.953	3.557	3.067	2.389
101-11	4.858	4.709	4.674	4.619	4.517	4.256	3.929	3.525	3.026	2.336
101-12	4.850	4.699	4.664	4.607	4.503	4.238	3.904	3.493	2.986	2.283
101-13	4.843	4.688	4.653	4.595	4.489	4.219	3.880	3.462	2.945	2.230
101-14	4.835	4.678	4.642	4.583	4.475	4.201	3.856	3.430	2.905	2.177
101-15	4.827	4.668	4.631	4.571	4.462	4.182	3.831	3.399	2.864	2.125
101-16	4.820	4.658	4.620	4.559	4.448	4.164	3.807	3.367	2.824	2.072
101-17	4.812	4.647	4.609	4.547	4.434	4.145	3.783	3.336	2.783	2.020
101-18	4.805	4.637	4.598	4.536	4.420	4.127	3.758	3.304	2.743	1.967
101-19	4.797	4.627	4.587	4.524	4.407	4.109	3.734	3.273	2.703	1.915
101-20	4.789	4.616	4.576	4.512	4.393	4.090	3.710	3.241	2.663	1.862
101-21	4.782	4.606	4.565	4.500	4.379	4.072	3.686	3.210	2.622	1.810
101-22	4.774	4.596	4.554	4.488	4.366	4.053	3.662	3.179	2.582	1.757
101-23	4.767	4.586	4.544	4.476	4.352	4.035	3.637	3.147	2.542	1.705
101-24	4.759	4.575	4.533	4.464	4.338	4.017	3.613	3.116	2.502	1.653
101-25	4.752	4.565	4.522	4.452	4.325	3.998	3.589	3.085	2.462	1.600

Spread @ Center Price**	142.3	178.8	184.2	191.7	203.5	212.7	203.4	177.5	129.6	58.6
WAL	4.76	3.42	3.21	2.92	2.5	1.81	1.34	1.02	0.79	0.6
Mod Durn	4.03	2.98	2.81	2.57	2.23	1.66	1.26	0.97	0.76	0.58
Principal Window	Feb03 - Nov09	Feb03 - Nov09	Feb03 - Nov09	Feb03 - Nov09	Feb03 - Nov09	Feb03 - Oct08	Feb03 - May07	Feb03 - Apr06	Feb03 - Jul05	Feb03 - Dec04
Accrued Interest	271,404.54	271,404.54	271,404.54	271,404.54	271,404.54	271,404.54	271,404.54	271,404.54	271,404.54	271,404.54

LIBOR_6MO	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406
LIBOR_1YR	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549
CMT_1YR	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 1.434 1.823 3.045 4.069 4.979

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.389 1.406 1.549 1.839 2.128 2.675 3.113 3.478

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB 2003-AR2 CLASS [IV-A-1]

Balance	CONTACT DESK	Delay	24	WAC(4)	5.874033105
Coupon*	5.474	Dated	1/1/2003	NET(4)	5.494033
Settle	1/31/2003	First Payment	2/25/2003	WAM(4)	357

*PAYS GROUP NET WAC LESS [0.02%]. - APPROX. NET RESET MARGIN OF [1.72%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

RUN TO BALLOON IN MONTH 117 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-03	5.223	5.082	5.049	4.996	4.889	4.645	4.361	4.011	3.579	2.980
101-04	5.217	5.073	5.039	4.985	4.876	4.627	4.337	3.979	3.538	2.926
101-05	5.210	5.063	5.029	4.974	4.862	4.608	4.312	3.948	3.497	2.873
101-06	5.204	5.054	5.019	4.963	4.849	4.590	4.288	3.916	3.456	2.820
101-07	5.197	5.044	5.009	4.951	4.835	4.571	4.263	3.884	3.416	2.767
101-08	5.191	5.035	4.998	4.940	4.822	4.552	4.239	3.853	3.375	2.714
101-09	5.184	5.025	4.988	4.929	4.808	4.534	4.215	3.821	3.334	2.661
101-10	5.178	5.016	4.978	4.918	4.795	4.515	4.190	3.789	3.294	2.608
101-11	5.171	5.007	4.968	4.907	4.781	4.497	4.166	3.758	3.253	2.555
101-12	5.165	4.997	4.958	4.895	4.768	4.478	4.141	3.726	3.213	2.502
101-13	5.159	4.988	4.948	4.884	4.754	4.460	4.117	3.694	3.172	2.450
101-14	5.152	4.978	4.938	4.873	4.741	4.441	4.093	3.663	3.132	2.397
101-15	5.146	4.969	4.928	4.862	4.728	4.423	4.068	3.631	3.091	2.344
101-16	5.139	4.960	4.918	4.851	4.714	4.404	4.044	3.600	3.051	2.291
101-17	5.133	4.950	4.908	4.839	4.701	4.386	4.020	3.568	3.010	2.239
101-18	5.126	4.941	4.897	4.828	4.687	4.367	3.995	3.537	2.970	2.186
101-19	5.120	4.931	4.887	4.817	4.674	4.349	3.971	3.505	2.930	2.134

Spread @ Center Price**	169.3	194.3	203.5	214.5	233	247.4	241.5	219.6	176.5	112.2
WAL	5.95	3.89	3.59	3.2	2.59	1.82	1.35	1.02	0.79	0.6
Mod Durn	4.76	3.26	3.04	2.74	2.28	1.66	1.26	0.97	0.76	0.58
Principal Window	Feb03-Oct12	Feb03-Oct12	Feb03-Oct12	Feb03-Oct12	Feb03-Feb11	Feb03-Oct08	Feb03-May07	Feb03-Apr06	Feb03-Jul05	Feb03-Dec04
Accrued Interest	45,717.30	45,717.30	45,717.30	45,717.30	45,717.30	45,717.30	45,717.30	45,717.30	45,717.30	45,717.30

LIBOR_6MO	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406
LIBOR_1YR	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549
CMT_1YR	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 1.434 1.823 3.045 4.069 4.979

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.389 1.406 1.549 1.839 2.128 2.675 3.113 3.478

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB 2003-AR2 CLASS C-B-1

Balance	CONTACT DESK	Delay	24	WAC	5.510599098
Coupon*	4.9357	Dated	1/1/2003	NET	4.9557
Settle	1/31/2003	First Payment	2/25/2003	WAM	357

*PAYS WAC OF THE GROUP NET WACS LESS [0.02%]

RUN TO BALLOON IN MONTH 59 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-14	4.886	4.904	4.910	4.920	4.933	4.962	5.008	5.061	5.121	5.159
99-15	4.878	4.896	4.902	4.911	4.925	4.952	4.996	5.046	5.102	5.134
99-16	4.871	4.888	4.894	4.903	4.916	4.942	4.984	5.031	5.082	5.110
99-17	4.863	4.880	4.886	4.894	4.907	4.932	4.971	5.017	5.063	5.086
99-18	4.856	4.872	4.878	4.886	4.898	4.922	4.959	5.002	5.043	5.061
99-19	4.848	4.864	4.870	4.878	4.889	4.912	4.947	4.987	5.024	5.037
99-20	4.841	4.856	4.862	4.869	4.880	4.902	4.935	4.972	5.005	5.012
99-21	4.833	4.848	4.854	4.861	4.871	4.892	4.923	4.957	4.985	4.988
99-22	4.826	4.840	4.845	4.852	4.863	4.882	4.911	4.942	4.966	4.964
99-23	4.818	4.832	4.837	4.844	4.854	4.872	4.899	4.927	4.947	4.939
99-24	4.811	4.824	4.829	4.836	4.845	4.862	4.887	4.912	4.927	4.915
99-25	4.803	4.816	4.821	4.827	4.836	4.852	4.875	4.898	4.908	4.891
99-26	4.796	4.808	4.813	4.819	4.827	4.842	4.863	4.883	4.889	4.866
99-27	4.788	4.801	4.805	4.811	4.818	4.832	4.851	4.868	4.869	4.842
99-28	4.781	4.793	4.797	4.802	4.810	4.822	4.838	4.853	4.850	4.818
99-29	4.773	4.785	4.789	4.794	4.801	4.812	4.826	4.838	4.831	4.794
99-30	4.766	4.777	4.781	4.786	4.792	4.802	4.814	4.823	4.811	4.769
99-31	4.758	4.769	4.773	4.777	4.783	4.792	4.802	4.809	4.792	4.745
100-00	4.751	4.761	4.765	4.769	4.774	4.782	4.790	4.794	4.773	4.721
100-01	4.743	4.753	4.756	4.761	4.766	4.772	4.778	4.779	4.753	4.697
100-02	4.736	4.745	4.748	4.752	4.757	4.762	4.766	4.764	4.734	4.673

Spread @ Center Price**	185.5	198	203.2	210	220.6	243.2	271.3	297.2	320.8	334
WAL	4.78	4.51	4.39	4.24	4	3.49	2.86	2.29	1.73	1.36
Mod Durn	4.16	3.94	3.85	3.73	3.53	3.11	2.58	2.1	1.61	1.28
Principal Window	Feb03 – Dec07	Feb03 – Dec07	Feb03 – Dec07	Feb03 – Dec07	Feb03 – Dec07	Feb03 – Dec07	Feb03 – May07	Feb03 – Apr06	Feb03 – Jul05	Feb03 – Dec04
Accrued Interest	22,284.66	22,284.66	22,284.66	22,284.66	22,284.66	22,284.66	22,284.66	22,284.66	22,284.66	22,284.66

LIBOR_6MO	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406
LIBOR_1YR	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549
CMT_1YR	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 1.434 1.823 3.045 4.069 4.979

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.389 1.406 1.549 1.839 2.128 2.675 3.113 3.478

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO Treasury Curve

PRELIMINARY

CSFB-2003-AR2-M1 - Price/Yield - CB2

CSFB 2003-AR2 CLASS C-B-2

Balance	CONTACT DESK	Delay	24	WAC	5.510599098
Coupon*	4.9357	Dated	1/1/2003	NET	4.9557
Settle	1/31/2003	First Payment	2/25/2003	WAM	357

*PAYS WAC OF THE GROUP NET WACS LESS [0.02%]

RUN TO BALLOON IN MONTH 59 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
98-06	5.189	5.224	5.238	5.258	5.291	5.369	5.498	5.664	5.906	6.146
98-08	5.174	5.207	5.222	5.241	5.273	5.349	5.473	5.633	5.866	6.096
98-10	5.159	5.191	5.205	5.224	5.255	5.328	5.448	5.603	5.827	6.046
98-12	5.143	5.175	5.189	5.207	5.237	5.308	5.424	5.573	5.787	5.996
98-14	5.128	5.159	5.172	5.190	5.219	5.287	5.399	5.542	5.748	5.947
98-16	5.113	5.143	5.156	5.173	5.201	5.267	5.374	5.512	5.708	5.897
98-18	5.098	5.127	5.139	5.156	5.183	5.246	5.350	5.482	5.669	5.848
98-20	5.082	5.111	5.123	5.139	5.165	5.226	5.325	5.452	5.630	5.798
98-22	5.067	5.095	5.107	5.122	5.147	5.206	5.301	5.421	5.590	5.749
98-24	5.052	5.079	5.090	5.105	5.129	5.185	5.276	5.391	5.551	5.699
98-26	5.037	5.063	5.074	5.088	5.111	5.165	5.252	5.361	5.512	5.650
98-28	5.022	5.047	5.057	5.071	5.094	5.145	5.227	5.331	5.472	5.601
98-30	5.007	5.031	5.041	5.054	5.076	5.124	5.203	5.301	5.433	5.551
99-00	4.992	5.015	5.025	5.038	5.058	5.104	5.178	5.271	5.394	5.502
99-02	4.976	4.999	5.008	5.021	5.040	5.084	5.154	5.241	5.355	5.453
99-04	4.961	4.983	4.992	5.004	5.022	5.063	5.129	5.211	5.316	5.404
99-06	4.946	4.967	4.976	4.987	5.004	5.043	5.105	5.181	5.277	5.355
99-08	4.931	4.951	4.959	4.970	4.987	5.023	5.081	5.151	5.238	5.306
99-10	4.916	4.935	4.943	4.953	4.969	5.003	5.056	5.121	5.199	5.257
99-12	4.901	4.919	4.927	4.936	4.951	4.983	5.032	5.091	5.160	5.208
99-14	4.886	4.904	4.910	4.920	4.933	4.962	5.008	5.061	5.121	5.159

Spread @ Center Price**	208.1	221.9	227.7	235.3	247.3	273.5	307.8	342	379.3	407.5
WAL	4.78	4.51	4.39	4.24	4	3.49	2.86	2.29	1.73	1.36
Mod Durn	4.15	3.94	3.84	3.72	3.52	3.1	2.57	2.09	1.61	1.28
Principal Window	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - May07	Feb03 - Apr06	Feb03 - Jul05	Feb03 - Dec04
Accrued Interest	15,502.19	15,502.19	15,502.19	15,502.19	15,502.19	15,502.19	15,502.19	15,502.19	15,502.19	15,502.19

LIBOR_6MO	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406
LIBOR_1YR	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549
CMT_1YR	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 1.434 1.823 3.045 4.069 4.979

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.389 1.406 1.549 1.839 2.128 2.675 3.113 3.478

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO Treasury Curve

PRELIMINARY

CSFB 2003-AR2 CLASS C-B-3

Balance	CONTACT DESK	Delay	24	WAC	5.510599098
Coupon*	4.9357	Dated	1/1/2003	NET	4.9557
Settle	1/31/2003	First Payment	2/25/2003	WAM	357

*PAYS WAC OF THE GROUP NET WACS LESS [0.02%]

RUN TO BALLOON IN MONTH 59 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
96-17	5.598	5.655	5.681	5.715	5.774	5.919	6.160	6.479	6.969	7.483
96-19	5.583	5.639	5.664	5.698	5.755	5.898	6.135	6.447	6.928	7.432
96-21	5.567	5.623	5.647	5.681	5.737	5.877	6.109	6.416	6.888	7.381
96-23	5.551	5.606	5.630	5.663	5.718	5.856	6.084	6.385	6.847	7.330
96-25	5.536	5.590	5.613	5.646	5.700	5.835	6.059	6.354	6.807	7.279
96-27	5.520	5.573	5.597	5.628	5.682	5.814	6.034	6.323	6.766	7.228
96-29	5.505	5.557	5.580	5.611	5.663	5.793	6.009	6.292	6.726	7.177
96-31	5.489	5.540	5.563	5.594	5.645	5.773	5.983	6.261	6.685	7.127
97-01	5.474	5.524	5.546	5.576	5.627	5.752	5.958	6.230	6.645	7.076
97-03	5.458	5.508	5.529	5.559	5.609	5.731	5.933	6.200	6.605	7.025
97-05	5.443	5.491	5.513	5.542	5.590	5.710	5.908	6.169	6.565	6.974
97-07	5.427	5.475	5.496	5.524	5.572	5.689	5.883	6.138	6.524	6.924
97-09	5.412	5.459	5.479	5.507	5.554	5.669	5.858	6.107	6.484	6.873
97-11	5.396	5.442	5.463	5.490	5.536	5.648	5.833	6.076	6.444	6.823
97-13	5.381	5.426	5.446	5.473	5.517	5.627	5.808	6.046	6.404	6.772
97-15	5.366	5.410	5.429	5.455	5.499	5.606	5.783	6.015	6.364	6.722
97-17	5.350	5.394	5.412	5.438	5.481	5.586	5.758	5.984	6.324	6.672
97-19	5.335	5.377	5.396	5.421	5.463	5.565	5.733	5.954	6.284	6.621
97-21	5.319	5.361	5.379	5.404	5.445	5.544	5.708	5.923	6.244	6.571
97-23	5.304	5.345	5.363	5.387	5.426	5.524	5.683	5.892	6.204	6.521
97-25	5.289	5.329	5.346	5.370	5.408	5.503	5.659	5.862	6.164	6.471

Spread @ Center Price**	248.7	264.8	271.6	280.6	295.2	328.1	373.4	422.8	484.6	539.9
WAL	4.78	4.51	4.39	4.24	4	3.49	2.86	2.29	1.73	1.36
Mod Durn	4.14	3.92	3.83	3.7	3.51	3.08	2.56	2.08	1.59	1.27
Principal Window	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - Dec07	Feb03 - May07	Feb03 - Apr06	Feb03 - Jul05	Feb03 - Dec04
Accrued Interest	9,690.41	9,690.41	9,690.41	9,690.41	9,690.41	9,690.41	9,690.41	9,690.41	9,690.41	9,690.41

LIBOR_6MO	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406	1.406
LIBOR_1YR	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549	1.549
CMT_1YR	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434	1.434

T	Mat 1YR 2YR 5YR 10YR 30YR
Yld 1.434 1.823 3.045 4.069 4.979

N	Mat .25YR .5YR 1.0YR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.389 1.406 1.549 1.839 2.128 2.675 3.113 3.478

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO Treasury Curve

PRELIMINARY

CSFB 2003-AR2

January 7, 2003

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mailto:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mailto:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mailto:brian.murphy.2@csfb.com
Andrew Belcher Associate Whole Loan ARM Structuring	212-538- 3831	212-743-5384	mailto:andrew.belcher@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mailto:john.p.graham@csfb.com
Josef Bittman Associate	212-538-6611	212-325-8334	mailto:josef.bittman@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-325-8334	mailto:mark.roszko@csfb.com
Kristy Avila Associate	212-325-6926	212-743-4740	mailto:kristy.avila@csfb.com